                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BANK OF GRANITE CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          BANK OF GRANITE CORPORATION
                              23 NORTH MAIN STREET
                            GRANITE FALLS, NC 28630
                                 (704) 496-2000

           Notice of Annual Meeting of Shareholders - April 24, 1995

TO OUR SHAREHOLDERS:

         The Annual Meeting of Shareholders of Bank of Granite Corporation will be held on Monday April 24, 1995 at 10:30 a.m. The meeting will be held at the Holiday Inn, 130 South Lenoir Ryhne Boulevard, S.E. (at Interstate 40, Exit #125), Hickory, North Carolina for the following purposes:

         1. To consider the election of seven persons named as director nominees in the Proxy Statement dated March 16, 1995, which accompanies this Notice;

         2. To consider the ratification of the selection of Deloitte & Touche, LLP as Bank of Granite Corporation's independent Certified Public Accountants for the fiscal year ending December 31, 1995; and

         3 To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 16, 1995 are entitled to receive notice of and vote at this meeting.

         Bank of Granite Corporation's 1995 Annual Shareholders Meeting Proxy Ballot, Proxy Statement and its 1995 Annual Report are enclosed with this Notice.

         YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY, OF COURSE, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                      By Order of the Board of Directors



                                      JOHN A. FORLINES, JR.
                                      ------------------------------------
Granite Falls, NC                     JOHN A. FORLINES, JR.
March 16, 1995                        Chairman and Chief Executive Officer

================================================================================

================================================================================
                          BANK OF GRANITE CORPORATION
                                PROXY STATEMENT
================================================================================

                 SOLICITATION, VOTING AND REVOCABILITY OF PROXY

General

The accompanying Proxy is solicited by the Board of Directors of Bank of Granite Corporation (the "Corporation") for use at the Annual Meeting of Shareholders to be held on April 24, 1995, and any adjournment thereof. The time and place of the meeting is set forth in the accompanying Notice of Meeting. The approximate date on which this Proxy Statement and the accompanying Proxy are first being sent or given to Shareholders of the Corporation is March 16, 1995.

A copy of the Corporation's 1994 Annual Report including financial statements is included with this Proxy Statement and has been sent to each person who was a shareholder of record as of the close of business on March 16, 1995. The Corporation will also provide to any shareholder without charge a copy of the Annual Report for 1994 filed on Form 10-K with the Securities and Exchange Commission upon written request to Randall C. Hall, Secretary, Bank of Granite Corporation, P. O. Box 128, Granite Falls, North Carolina 28630.

Solicitation

All expenses of preparing, printing and mailing the Proxy and all material used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited through personal interview and telephone by directors, officers and other employees of the Corporation, none of whom will receive additional compensation for their services.

Revocability of Proxy

This Proxy shall be revocable at any time prior to its exercise by filing a written request with Randall C. Hall, Secretary of the Corporation, by voting in person at the Shareholders Meeting, or by presenting a duly executed proxy bearing a later date.

Voting Securities and Vote Required for Approval

         At the close of business on March 16, 1995, the record date, the Corporation had issued and outstanding 5,961,675 shares of Common Stock, par value $1.00 per share, which is the only class of stock outstanding. Only the holders of record of Common Stock of the Corporation at the close of business on March 16, 1995 are entitled to receive notice of the Annual Meeting of Shareholders and to vote on such matters to come before the Annual Meeting or any adjournment thereof.

         Presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof.

         The approval of Proposal 1 (the Election of Directors), Proposal 2 (the Ratification of the Selection of the Corporation's Independent Accountants), and approval of all other items which may be submitted to the shareholders for their consideration at the Annual Meeting requires the affirmative vote of a majority of shares present and voting. Each shareholder is entitled to one (1) vote for each share of Common Stock held by him or her at the close of business on the record date, March 16, 1995. Cumulative voting is not permitted.

         The Board of Directors unanimously recommends a vote in favor of Proposals 1 and 2. Each Proxy, unless the shareholder otherwise specifies, will be voted in favor of Proposals 1 and 2. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with his or her specification. Executed but unmarked Proxies that are returned to the Corporation will be voted in favor of the proposed slate of directors and in favor of the ratification of Deloitte and Touche as the Corporation's independent accountants. Shareholders may designate a person or persons other than those named in the enclosed Proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matter or business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying Proxy in accordance with the judgment of the person or persons voting the same, but the management and Board of the Corporation do not know of any other matter or business to come before the Annual Meeting.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         To the knowledge of the Corporation, no individual shareholder owned beneficially more than five percent (5%) of the Bank of Granite Corporation's outstanding Common Stock on the record date. Corporation Common Stock is held by Cede & Co. as nominee of securities depositories for various segments of the financial industry. As of the record date, Cede & Co. held shares registered in street name for approximately 1,300 individuals and organizations as follows:

                             Amont and Nature of              Percent
    Name and Address          Beneficial Ownership            of Class
    ----------------         ----------------------           --------
       Cede & Co.            1,828,776 shares                 30.68%
      New York, NY

         On the record date, the Corporation's Common Stock was owned by approximately 3,000 individuals and entities, holding Stock either as record holder or as beneficial owner.

         No change in control of the Corporation has occurred since the beginning of the Corporation's last fiscal year, and as far as the Corporation's management is aware, there are no plans for change in control of the Corporation.

      INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      Boards of Bank of Granite Corporation and its sole subsidiary, Bank of Granite (the "Bank") are composed of the same persons.

      During the fiscal year ended December 31, 1994, the Bank's Board of Directors held 13 meetings, and the Corporation's Board of Directors held 6 meetings. All members of both Boards of Directors attended more than 75% of the total number of meetings of the Boards of Directors and the total number of meetings held by committees of the Boards of which they are members. Overall attendance at both Boards' meetings was approximately 94%.

      Corporation and Bank directors were paid an annual retainer of $3,000 and fees of $250 for attendance at each meeting of the Board. Directors received no additional compensation for attending committee meetings. The Corporation's Board has standing audit and nominating committees. The Bank's Board of Directors supervises all compensation matters, and performs certain executive committee functions for the Corporation's Board of Directors. The functions, composition and frequency of meetings for the audit and nominating committees in fiscal year 1994 were as follows:

      AUDIT COMMITTEE - The Audit Committee was composed of directors Robert E. Cline, Barbara F. Freiman and Myron L. Moore, Jr. The Committee, whose members are neither officers nor employees of the Corporation or Bank, provides general oversight of the internal audit function, reviews the findings of external audits and examinations, evaluates the adequacy of the Bank's insurance coverage, and reviews the activities of the Bank's regulatory compliance efforts. During 1994, twelve (12) meetings were held. All Committee members attended more than 75% of the total number of Audit Committee meetings held during fiscal year 1994.

      NOMINATING COMMITTEE - The Nominating Committee was composed of directors John A. Forlines, Jr., Barbara F. Freiman, Myron L. Moore, Jr. and Charles M. Snipes. The Committee makes recommendations to the Board of Directors with respect to nominees for election as directors. The Committee would consider shareholder nominees for Corporation and Bank Board membership. Any shareholder wishing to nominate a candidate for director must follow the procedures set forth in the section of this Proxy Statement entitled "Proposals for 1996 Annual Shareholders Meeting." During 1994, one meeting was held. All Committee members attended at least 75% of the total number of Nominating Committee meetings held during fiscal year 1994.


                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      Seven (7) directors are being considered for election at the Annual Meeting, each to hold office for one year or until a successor is elected and qualified. The Corporation Board's nominees are shown below along with biographical summaries and beneficial ownership of Common Stock. The information is presented, unless otherwise indicated, as of March 16, 1995.

      All of the director nominees shown below have previously been elected a director by the Corporation shareholders and are currently serving on the Board.

      No director nominee listed holds any other directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934. There are no family relationships between any director or person nominated by the Corporation Board to become a director.

      To the knowledge of management, no director nominee beneficially owns more than 5% of the outstanding shares of Corporation Common Stock.

      In the event a director nominee declines or is unable to serve as director, which is not anticipated, the shares represented by proxy will be voted for the Board's substitute nominee

            ______________________________________________________

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE DIRECTOR NOMINEES, SHOWN IN THE FOLLOWING TABLE, BE ELECTED AS DIRECTORS.


        DIRECTORS AND EXECUTIVE OFFICERS OF BANK OF GRANITE CORPORATION

      The number of shares of Bank of Granite Corporation stock beneficially owned by the nominees are those owned as of March 16, 1995. Unless otherwise indicated, each director has sole voting power (or shares such power with his spouse) with respect to the shares set forth in the table on the following page. The source of information provided in the table is the Corporation's shareholder records.

                                DIRECTORS AND EXECUTIVE OFFICERS OF BANK OF GRANITE CORPORATION
===============================================================================================================================
                                                                                         AMOUNT AND
                                                             AGE ON                      NATURE OF          OWNERSHIP AS A
                                                            DEC. 31,    DIRECTOR         BENEFICIAL         PERCENT OF COMMON
  NAME                     PRINCIPAL OCCUPATION               1994      SINCE(1)         OWNERSHIP          STOCK OUTSTANDING
- -------------------------------------------------------------------------------------------------------------------------------
  JOHN N. BRAY             President, Vanguard                 52       Bank (1992)      2,029 direct              .04%
  Hickory, NC              Furniture, Inc.                              Corp. (1992)     627 indirect

  ROBERT E. CLINE          President, Cline Realty             69       Bank (1984)      7,141 direct              .30%
  Hickory, NC              Company, Inc.; Chairman of                   Corp.  (1987)    10,544
                           the Board, First Security                                     indirect(2)
                           Company, Inc. (through 1993)

  JOHN A. FORLINES, JR.    Chairman and Chief Executive        76       Bank (1954)      275,168 direct           4.88%
  Granite Falls, NC        Officer, Bank of Granite                     Corp. (1987)     15,685
                           Corporation, since June 1987;                                 indirect(3)
                           Chairman, Bank of Granite,
                           since 1972 (and Chief
                           Executive Officer from 1954
                           through April, 1994)

  BARBARA F. FREIMAN       Director of Institutional           60       Bank (1989)      3,267 direct              .07%
  Lenoir, NC               Development, Caldwell                        Corp. (1989)     1,135
                           Community College                                             indirect(2)

  WILLIAM F. HOWARD,       Executive Vice President,           33       Bank (1992)      1,250 direct              .03%
  III                      Belk Howard Group                            Corp. (1992)     250 indirect
  Lenoir, NC

  MYRON L. MOORE, JR.      Treasurer, Lenoir Mirror            70       Bank (1959)      5,077 direct              .16%
  Lenoir, NC               Company;                                     Corp. (1987)     4,687 indirect
                           Director, Bank of Granite,
                           1947
                           through 1954.

  CHARLES M. SNIPES        President, Bank of Granite          61       Bank (1982)      69,017 direct            1.42%
  Hickory, NC              Corporation; President and                   Corp. (1987)     15,685
                           Chief Executive Officer                                       indirect(3)
                           (beginning May, 1994), Bank
                           of Granite; Director,
                           Vanguard Furniture, Inc.
  Directors and                                                                          363,045 direct           6.94%
  Executive Officers as                                                                  50,580
  a Group(4)                                                                             indirect(4)
- -------------------------------------------------------------------------------------------------------------------------------

  Notes:

  (1) Bank of Granite Corporation, the holding company for Bank of Granite, was organized in June, 1987.

  (2) Shares of stock indirectly owned include those held in their spouse's name or by corporations controlled by such individuals.

  (3) The indirect stock ownership shown for John A. Forlines, Jr. and Charles M. Snipes consists of those shares of Corporation Common Stock currently obtainable by such individuals on the record date, March 16, 1995, through the Corporation's Incentive Stock Option Plan, as described later in this proxy under the Section "Information Pertaining to Stock Option Plan."

  (4) Includes those director nominees listed in the table along with one executive officer not required to be individually listed.

                           SUMMARY COMPENSATION TABLE

      The following table summarizes current and long-term compensation and provides separate columns for stock related compensation for each executive officer of the Corporation and its subsidiary, Bank of Granite ("Bank"), whose total salary and bonus exceeded $100,000 during 1994.


                                         SUMMARY COMPENSATION TABLE
                                             ANNUAL COMPENSATION

                                                                         LONG-TERM
                                                                       COMPENSATION
                                                                          _______

    EXECUTIVE OFFICER AND                                             AWARD OF STOCK         ALL OTHER
     PRINCIPAL POSITION          YEAR        SALARY      BONUS(1)       OPTIONS(2)        COMPENSATION(3)
- -----------------------------------------------------------------------------------------------------------
  JOHN A. FORLINES, JR.          1994       $178,380     $38,768           2,500              $34,024
  Corporation Chairman and
  Chief Executive Officer;       1993       $168,288     $38,696           3,750              $30,797
  Bank Chairman
                                 1992       $161,288     $33,831           4,687              $29,444

  CHARLES M. SNIPES              1994       $125,100     $27,184           2,500              $26,234
  Corporation President;
  Bank President and Chief       1993       $118,008     $27,128           3,750              $22,916
  Executive Officer
                                 1992       $114,197     $23,716           4,687              $21,384
- -----------------------------------------------------------------------------------------------------------

  Notes:

  (1) Figures shown represent actual incentive cash bonuses paid during the year indicated.

  (2) Figures shown represent number of shares of Corporation Common Stock subject to options which were awarded to the named executive officers shown during the years indicated.

  (3) Figures shown indicate amounts contributed by the Bank to its Profit Sharing Plan ("Plan") and allocated to the indicated executive officer's accounts. The Plan is a "tax qualified" plan under Section 401(a) of the Internal Revenue Code and covers all Bank employees. The following amounts were contributed to John A. Forlines, Jr.'s Plan accounts: $22,500 (1994), $30,000 (1993), and $29,114 (1992). The
        following amounts were contributed to Charles M. Snipes' Plan accounts:
        $22,500 (1994), $21,962 (1993), and $20,409 (1992).

        Figures shown also indicate amounts contributed by the Bank to the indicated executive officer's Supplemental Executive Retirement Plan ("SERP") accounts. Because of Internal Revenue Code limitations on amounts which can be contributed to the named executive's Profit Sharing Plan accounts, the SERP was implemented by the Bank during 1994 to help replace those contributions "lost" by the named executives due to these limitations. The following amounts were contributed by the Bank to John A. Forline's SERP account during 1994: $10,587. The following amounts were contributed by the Bank to Charles M. Snipe's SERP account during 1994: $343.

        The remaining amounts shown represent the value of certain split dollar insurance plan premiums paid for the indicated executives, based on the term insurance value of such payments as calculated under the Internal Revenue Code P.S. 58 rates or those of the insurer, if lower.

                  INFORMATION PERTAINING TO STOCK OPTION PLAN

      The following charts provide information pertaining to the Corporation's Incentive Stock Option Plan ("Plan") under which certain key employees may be granted rights to purchase Corporation Common Stock. The Plan provides for the grant of qualified incentive stock options which must meet the requirements of Code Section 422A. The Plan was originally adopted by the Corporation's Board of Directors on December 8, 1987, and was duly approved by the Corporation's shareholders on March 28, 1988.


                                              STOCK OPTION GRANTS DURING 1994
- ----------------------------------------------------------------------------------------------------------------------------
                                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                                      ASSUMED ANNUAL RATES OF STOCK PRICE
                                             INDIVIDUAL GRANTS                           APPRECIATION FOR OPTION TERM

                                                            EXERCISE
                          NUMBER OF        % OF TOTAL       OR BASE
                         SECURITIES     OPTIONS GRANTED      PRICE
                         UNDERLYING      TO EMPLOYEE IN       PER       EXPIRATION           5%                 10%
  EXECUTIVE OFFICER      OPTIONS(1)      FISCAL YEAR(2)     SHARE(3)     DATE(4)      APPRECIATION(5)     APPRECIATION(6)
- ----------------------------------------------------------------------------------------------------------------------------
  JOHN A. FORLINES, JR.     3,125             12.9           $23.60      2/14/99          $20,377             $45,024
  Corporation
  Chairman and Chief
  Executive Officer;
  Bank Chairman
- ----------------------------------------------------------------------------------------------------------------------------
  CHARLES M. SNIPES         3,125             12.9           $23.60      2/14/99          $20,377             $45,024
  Corporation
  President; Bank
  President and Chief
  Executive Officer
- ----------------------------------------------------------------------------------------------------------------------------

  Notes:

  (1) Figures indicate number of shares of stock granted under the Plan in the form of options to the indicated executive officer during 1994. The price at which shares of Corporation Common Stock may be purchased upon the exercise of options under the Plan is equal to 100% of the fair market value of the Corporation's Common Stock on the date the options are granted. All options granted pursuant to the Plan must be exercised within 5 years from the date of grant. Outstanding options must also be exercised during employment or within 3 months after a participating executive's termination of service. If termination of service is by reason of death, an option may be exercised by the executive's legal representative or beneficiary within one year after the date of death. Options granted under the plan are subject to applicable income tax withholding requirements and are not transferrable by the holder except by will or by the laws of dissent and distribution, and shall be exercisable, during the participating key executive's lifetime, only by the key employee.

  (2) Percent shown indicates options awarded to indicated executive officer as a percentage of total options granted to all Plan participants during 1994.

  (3) The exercise or base price is the dollar amount at which each share of stock subject to option may be acquired by the indicated executive officer. The exercise or base price is the closing market price per share of the Common Stock on the date of the award of the option.

  (4) The date shown indicates the date upon which the options granted will expire.

  (5) The dollar values shown represent the potential realizable value of the grant of options at an assumed 5% annualized appreciation rate in the price of Corporation Common Stock. The potential realizable value is calculated under the following formula: [(A x B) - C] x D, where A = $23.60, the per share market price at the time of the grant; B = 1.2763, the assumed rate of stock price appreciation (5%) compounded annually over the 5-year term of the option; C = $23.60, the per share exercise price of the option; and D = 3,125, the number of securities underlying the grant at year end 1994.

  (6) The dollar values shown represent the potential realizable value of the grant of options at an assumed 10% annualized appreciation rate in the price of Corporation Common Stock. The potential realizable value is calculated under the following formula: [(A x B) - C] x D, where A = $23.60, the per share market price at the time of the grant; B = 1.6105, the assumed rate of stock price appreciation (10%) compounded annually over the 5-year term of the option; C = $23.60, the per share exercise price of the option; and D = 3,125, the number of securities underlying the grant at year end 1994.

                           AGGREGATED OPTION EXERCISES DURING 1994 AND YEAR END OPTION VALUES
- ----------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER AND VALUE OF SHARES SUBJECT TO UNEXERCISED
                                OPTIONS EXERCISED DURING 1994                        OPTIONS AT YEAR END
                           -------------------------------------------------------------------------------------------------
                                                                                                    VALUE OF SHARES
                                                                         NUMBER OF SHARES             UNEXERCISED,
                                                                     UNEXERCISED, EXERCISABLE       EXERCISABLE AND
    EXECUTIVE OFFICER      SHARES ACQUIRED(1)   VALUE REALIZED(2)      AND UNEXERCISABLE(3)         UNEXERCISABLE(4)
- ----------------------------------------------------------------------------------------------------------------------------
  JOHN A. FORLINES, JR.            473               $ 7,393         Unexercised -     20,936   Unexercised -   $162,400
  Corporation Chairman                                               Exercisable -     13,373   Exercisable -    125,196
  and Chief Executive                                                Unexercisable -    7,563   Unexercisable -   37,204
  Officer; Bank
  Chairman
- ----------------------------------------------------------------------------------------------------------------------------
  CHARLES M. SNIPES              4,452               $68,634         Unexercised -     20,936   Unexercised -   $162,400
  Corporation                                                        Exercisable -     13,373   Exercisable -    125,196
  President; Bank                                                    Unexercisable -    7,563   Unexercisable -   37,204
  President and Chief
  Executive Officer
- ----------------------------------------------------------------------------------------------------------------------------

  Notes:

  (1) Indicates number of shares acquired by indicated executive officer through the exercise of options during 1994.

  (2) Dollar amounts represent the aggregate dollar value realized by the indicated executive officer upon the exercise of options during 1994. The aggregate dollar value realized is calculated based on the difference between the fair market value of Corporation Common Stock on the date of exercise, less the underlying option's exercise or base price.

  (4) Dollar amounts shown represent the value of stock options held by the indicated executive officers at year end 1994. Only those options which are "in the money" are reported. An option is considered to be "in the money" if the fair market value of Corporation Common Stock exceeds the exercise or base price of the shares subject to the options at year end 1994. For those options "in the money," value is computed based on the difference between the fair market value of Corporation Common Stock at year end 1994 and the exercise or base price of the shares subject to the options. The value of options exercisable and unexercisable at year end 1994 is also shown.


                 BOARD REPORT ON EXECUTIVE OFFICER COMPENSATION

      The Corporation's compensation committee must provide Corporation shareholders a report discussing the basis for the compensation committee's action in establishing compensation for Corporation and Bank executive officers. The report is also required to discuss the relationship, if any, between the Corporation's performance and executive officer compensation. Finally, the report must specifically discuss the factors and criteria upon which the compensation paid the Corporation's CEO was based.

      The fundamental philosophy of Bank of Granite Corporation's compensation program is to offer competitive compensation opportunities for all executive officers which are based both on the individual's contribution and on the Corporation's performance. The compensation paid is designed to retain and reward executive officers who are capable of leading the Corporation in achieving its business objectives in an industry characterized by complexity, competitiveness, and change. The compensation of Corporation executives is reviewed and approved annually by the full Corporation Board of Directors, which acts as the Corporation's board compensation committee. Annual compensation for the Corporation's CEO (and other executive officers) consists of three elements:

      -    base salary;

      - An annual cash incentive that is directly and indirectly linked to Corporation and individual performance (with Corporation performance measured on the basis of Return on Assets); and

      - Long-term equity participation, consisting of the issuance of stock options, designed to better align the interests of executive officers with those of the Corporation's shareholders.

      For the Corporation's executives (and CEO), base salary is targeted to approximate average salaries for individuals in similar positions with similar levels of responsibilities who are employed by other banking organizations of similar size. The Corporation frequently participates in local, state and other salary/compensation surveys and has access to other published salary/compensation data. The results of such surveys are used by the Corporation Board of Directors in helping to set appropriate levels of Corporation CEO and other executive officer base salaries.

      For the Corporation's executives (and CEO), the annual cash incentive during the years 1992, 1993 and 1994 ranged from 20.8% to 23.0% of base salary. This means that up to approximately 23.0% of the executive's annual compensation was variable, could fluctuate significantly from year to year, and was directly and indirectly tied to business and individual performance. The annual cash incentive is based on the banking organization's return on assets
(ROA). The Corporation's Board of Directors, in its sole discretion, sets a threshold ROA target, based in part on the Corporation's financial performance in prior years and the performance of banking organizations of similar size in the Bank's general geographic region. If the threshold ROA target is achieved, a stated dollar amount will be paid into an incentive compensation pool. The incentive compensation pool amounts are then distributed among incentive plan participants based on such participants' base salaries as a percentage of all participants' base salaries. If the Corporation earns an ROA above the threshold level, an increasing dollar incentive pool is created up to a maximum dollar amount at a predetermined ROA level.

      For the Corporation's CEO, executives (and other key employees), stock options may be granted each year in the sole discretion of the Board of Directors. While no formal system is employed in determining the number of stock options granted, both in the aggregate and to any one individual, the Board does take into account the Corporation's current financial performance and the number of stock options previously granted.

      During 1994, the Corporation increased the CEO's base salary by 6.0%.
The Corporation Board of Directors determined that the 6.0% increase in the CEO base salary was appropriate in light of two primary factors. The first factor was a desire by the Corporation to provide the CEO with a base salary comparable to that paid by other banking organizations of similar size and financial performance. The Corporation Board of Directors annually reviews national, regional, statewide and local peer group salary data (to the extent available) in its determination of a comparable base salary. A second factor considered by the Corporation Board of Directors was the following 1994 Corporation performance accomplishment: a 2.47% Return on Assets, which placed the Corporation among the banking industry's top performers during 1994.

      This report is provided as a summary of current Board practice with regard to annual compensation review and authorization of executive officer compensation and with respect to specific action taken for the CEO.




                                              Board of Directors
                                              Bank of Granite Corporation

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Certain information must be disclosed regarding the relationships of members of the Corporation's compensation committee with either the Corporation or the Bank, or in certain circumstances, with other corporations. This will provide shareholders with information regarding the independence of decision-making by the Corporation's compensation committee.

      The full Corporation Board of Directors serves as the Corporation's compensation committee. Disclosure is required of any member of the compensation committee who was, at any time during the last completed fiscal year, an officer or employee of the Corporation or the Bank. John A. Forlines, Jr. and Charles M. Snipes both served as members of the Corporation Board of Directors during 1994 and also served as Corporation and Bank executive officers. Mr. Forlines is the Chairman and CEO of Bank of Granite Corporation, and Chairman of the Bank of Granite. Mr. Snipes is the President of Bank of Granite Corporation and President and CEO of the Bank of Granite. While Mr. Forlines and Mr. Snipes specifically excluded themselves from any Corporation Board of Directors' discussions concerning their own compensation, they did participate with other Corporation Board members in discussions concerning other executive officers' compensation.


                         SHAREHOLDER PERFORMANCE GRAPH

      The Corporation is required to provide its shareholders with a line graph comparing the Corporation's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Corporation-determined peer comparison. The purpose of the chart is to help shareholders determine the reasonableness of the compensation committee's decisions with respect to the setting of various levels of executive officer compensation. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

      However, the shareholders should recognize that corporations often use a number of other performance benchmarks (in addition to shareholder return) to set various levels of executive officer compensation. Shareholders should thus consider other relevant performance indicators in assessing shareholder return, such as growth in earnings per share, book value per share, and cash dividends per share, along with other performance measures such as return on equity and return on assets.

      The performance graph shown on the following page compares the Corporation's cumulative total return over the most recent 5-year period with both the NASDAQ Index, the Standard & Poor's 500 Index, and an Independent Bank Index (reflecting changes in certain peer group bank stocks). Returns are shown on a total return basis, assuming the reinvestment of dividends.

                          BANK OF GRANITE CORPORATION
                          Five Year Performance Graph





                                    [GRAPH]





                                       1989     1990     1991     1992     1993     1994
                                       ----     ----     ----     ----     ----     ----
Bank of Granite Corporation            100       91      123      183      198      204
Independent Bank Index - Weighted      100       89       99      136      160      193
NASDAQ Index                           100       85      136      159      181      177

                    TRANSACTIONS WITH OFFICERS AND DIRECTORS

      The Corporation has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others; and, in the opinion of Corporation management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership of Corporation Common Stock and reports of changes in ownership. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

      To the Corporation's knowledge, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were made in a timely manner.


                    RATIFICATION OF SELECTION OF ACCOUNTANTS
                                  (PROPOSAL 2)

      The Board of Directors of the Corporation has selected the firm of Deloitte & Touche, LLP as independent Certified Public Accountants to examine the financial statements of the Corporation for the year ending December 31, 1995. The firm is to report on the Corporation's consolidated balance sheets, and related consolidated statements of income, consolidated statements of cash flow, and consolidated changes in shareholders' equity, and to perform such other appropriate accounting services as may be required by the Board of Directors. It is expected that representatives of Deloitte & Touche, LLP, who also served as the Corporation's accounting firm for the past fiscal year, will be present at the shareholders' meeting. They will be provided with an opportunity to make a statement if they desire to do so and to answer appropriate questions which may be raised at the meeting.

      The fee arrangement between Deloitte & Touche, LLP and the Bank of Granite Corporation is based on rates and terms customary in their practice.

            ______________________________________________________

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE FIRM OF DELOITTE & TOUCHE, LLP BE RATIFIED AS THE CORPORATION'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 1995.


                 PROPOSALS FOR 1996 ANNUAL SHAREHOLDER MEETING

      From time to time, individual shareholders may wish to submit proposals which they believe should be voted upon by the Corporation's shareholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in the Corporation's annual proxy materials. No such proposals were submitted for the 1995 Annual Meeting. Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at its executive office, 23 North Main Street, P. O. Box 128, Granite Falls, North Carolina 28630 no later than November 15, 1995 (which is 120 days prior to the expected date of the 1996 Proxy Statement) in order to be eligible for inclusion in the Corporation's Proxy Ballot and Proxy Statement for the 1996 Annual Meeting.

      While the Corporation's Nominating Committee normally recommends and nominates individuals to serve as directors of the Corporation, shareholders may also nominate candidates for director, provided that such nominations are made in writing and are received by the Corporation at its executive offices not later than December 15, 1995 (which is 90 days prior to the expected date of the 1995 Proxy Statement). The nomination should be sent to the attention of the Corporation Secretary and must include, concerning the director nominee, the following information: full name, age, date of birth, educational background and business experience, including positions held for at least the preceding five years. The nomination must also include home and business addresses and telephone numbers and include a signed representation by the nominee to timely provide all information requested by the Corporation as part of its disclosure in regard to the solicitation of proxies for the election of directors. The name of each such candidate for director must be placed in nomination at the Annual Meeting by a shareholder present in person. The nominee must also be present in person at the meeting. A vote for a person who has not been duly nominated pursuant to these requirements is void.


                                 OTHER BUSINESS

      Management of the Corporation knows of no other business to be presented to the meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying Proxy in accordance with the judgment of the person or persons voting the same.

      All shareholders are urged to attend the Annual Meeting of Shareholders of April 24, 1995 at 10:30 a.m., at Holiday Inn, 138 South Lenoir Ryhne Boulevard, S.E. (at Interstate 40, Exit #125), Hickory, North Carolina, and to vote your shares in person. If you do not plan to attend, please sign and return your Proxy promptly. A Proxy may be revoked at any time before it is voted, and the giving of a Proxy will not affect the right of a shareholder to attend the meeting and vote in person.

                                        By Order of the Board of Directors
                                        Bank of Granite Corporation
                                        Granite Falls, North Carolina



                                        RANDALL C. HALL
                                        --------------------------------------
                                        Randall C. Hall
                                        Secretary

Granite Falls, North Carolina
March 16, 1995


                                                                                                        APPENDIX A

PROXY   BANK OF GRANITE CORPORATION            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE
        23 N. Main Street                      UNDERSIGNED HEREBY APPOINTS JOHN A. FORLINES, JR., MYRON L. MOORE, JR.
        P.O. Box 128                           AND ROBERT E. CLINE, OR EACH OF THEM, AS PROXIES, EACH WITH THE POWER
        Granite Falls, North Carolina 28630    TO APPOINT HIS OR HER SUBSTITUTE AND HEREBY AUTHORIZES EACH OF THEM TO
                                               REPRESENT AND TO VOTE AS DESIGNATED BELOW ALL THE SHARES OF COMMON
                                               STOCK HELD ON RECORD BY THE UNDERSIGNED ON MARCH 16, 1995, AT THE
                                               ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1995, OR ANY
                                               ADJOURNMENT THEREOF.

1.  ELECTION OF DIRECTORS:
      / /  FOR all nominees listed below           / /  WITHHOLD AUTHORITY
      (except as marked to contrary below)         to vote for all the nominees listed

      INSTRUCTIONS:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
      John N. Bray, Robert E. Cline, Myron L. Moore, Jr., Barbara F. Freiman, William F. Howard, III, Charles M. Snipes, John A.
      Forlines, Jr.

2.  THE RATIFICATION OF THE ACCOUNTING FIRM OF DELOITTE & TOUCHE LLP
      as the Corporation's independent Certified Public Accountants for the year ending December 31, 1995:
      / / FOR       / / AGAINST       / / ABSTAIN

3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE           DATED:_________________________________________________________
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR            SIGNATURE______________________________________________________
THE ELECTION OF ALL DIRECTOR NOMINEES.
                                                                 SIGNATURE IF HELD JOINTLY______________________________________

                                                                 PLEASE SIGN EXACTLY AS NAME APPEARS.  WHEN SHARES ARE HELD BY
                                                                 JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY,
                                                                 EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                                                                 FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL
                                                                 CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.
                                                                 IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
                                                                 AUTHORIZED PERSON.

                                                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                                                                 USING THE ENCLOSED ENVELOPE.
